UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2006

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California		90012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

          On January 25, 2006, the Executive Compensation Committee (the “Committee”) of Cathay General Bancorp’s (the “Company”) Board of Directors approved the following awards pursuant to the Company’s 2005 Incentive Plan (“Plan”):

          1.     Based on a review of the performance of Mr. Dunson K. Cheng, Chairman of the Board, President, and Chief Executive Officer of the Company, during 2005, the Committee approved granting a cash award of $940,000, to Mr. Cheng, which is 117.5% of Mr. Cheng’s January 1, 2005, base salary and within the limit previously established by the Committee prior to March 31, 2005.  Based on the net income of the Company for 2005, the maximum bonus previously established by the Committee was 120% of Mr. Cheng’s January 1, 2005, base salary.

          2.     In addition, the Committee approved granting a stock award to Mr. Cheng covering 30,000 shares (the “Shares”) of the Company’s common stock in accordance with the terms and conditions of the Plan.  Between  9,000 and 10,000 of the Shares are subject to vesting in each year for 2006, 2007, and 2008 if certain net income targets for the Company established by the Committee are achieved during the year and Mr. Cheng is continuously employed by the Company throughout such year.  The Shares may not be sold, pledged, or otherwise transferred until the Shares become vested and nonforfeitable.  However, Mr. Cheng shall otherwise be entitled to all of the rights and benefits generally accorded to stockholders with respect to the Shares.

          3.     Based on a review of the performance of Mr. Peter Wu, Executive Vice Chairman of the Board and Chief Operating Officer of the Company, during 2005, the Committee approved granting a cash award of $435,000 to Mr. Wu, which is 118.37% of Mr. Wu’s January 1, 2005, base salary and within the limit previously established by the Committee prior to March 31, 2005.  Based on the net income of the Company for 2005, the maximum bonus previously established by the Committee was 120% of Mr. Wu’s January 1, 2005, base salary.

          The Company’s form of Restricted Stock Award Agreement is furnished herewith as Exhibit 10.1 and its form of Stock Option Agreement (Nonstatutory) is furnished herewith as Exhibit 10.2.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

10.1	Form of Cathay General Bancorp 2005 Incentive Plan Restricted Stock Award Agreement

10.2	Form of Cathay General Bancorp 2005 Incentive Plan Stock Option Agreement (Nonstatutory)

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2006
CATHAY GENERAL BANCORP

	By:	/s/ Heng W. Cheng

Heng W. Chen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Form of Cathay General Bancorp 2005 Incentive Plan Restricted Stock Award Agreement
10.2	Form of Cathay General Bancorp 2005 Incentive Plan Stock Option Agreement (Nonstatutory)